UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2004

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Answerthink, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

Date: April 27, 2004	By:	/s/ John F. Brennan
John F. Brennan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Answerthink Inc., dated April 27, 2004.